Information Regarding Joint Filers

Designated Filer of Form 4:  WEM-Brynmawr Associates LLC

Date of Earliest Transaction Required to be Reported:      April 2, 2005

Issuer Name and Ticker Symbol:       The Newkirk Master Limited Partnership
                                     (No Ticker Symbol)

Joint Filer Names and addresses:

Michael L. Ashner, Two Jericho Plaza, Wing A, Jericho, New York 11753 Apollo Real Estate Investment Fund III, L.P., Two Manhattanville Road, Purchase, New York 10577 Apollo Real Estate Advisors III, L.P., Two Manhattanville Road, Purchase, New York 10577 Apollo Real Estate Management III, L.P., Two Manhattanville Road, Purchase, New York 10577 Newkirk Tender Holdings LLC, 7 Bulfinch Place, Suite 500, Boston, MA 02114 Newkirk RE Holdings LLC, 7 Bulfinch Place, Suite 500, Boston, MA 02114 WEM-Brynmawr Associates LLC, 7 Bulfinch Place, Suite 500, Boston, MA 02114

Signatures:



/s/ Michael L. Ashner
---------------------
Michael L. Ashner


Newkirk RE Holdings LLC


By: Newkirk Manager (NV) Corp., Manager


By: /s/ Michael L. Ashner
    ---------------------
    Michael L. Ashner
    Chief Executive Officer



Newkirk Tender Holdings LLC


By:  Newkirk Manager (NV) Corp., Manager


By: /s/ Michael L. Ashner
    ---------------------
    Michael L. Ashner
    Chief Executive Officer


Apollo Real Estate Investment Fund III, L.P.


By: Apollo Real Estate Advisors III, L.P.,
    its general partner


By:       Apollo Real Estate Capital Advisors III, Inc.,
          its general partner


          By: /s/ Michael D. Weiner
              ---------------------
              Michael D. Weiner
              Vice President


Apollo Real Estate Advisors III, L.P.


By:       Apollo Real Estate Capital Advisors III, Inc.,
          its general partner


          By: /s/ Michael D. Weiner
              ---------------------
              Michael D. Weiner
              Vice President


Apollo Real Estate Management III, L.P.


By:       Apollo Real Estate Management III, Inc.,
          its general partner


          By: /s/ Michael D. Weiner
              ---------------------
              Michael D. Weiner
              Vice President


WEM-Brynmawr Associates LLC


By: /s/ Michael L. Ashner
    ---------------------
    Michael L. Ashner
    Managing Member